Exhibit 99.1

July 27, 2005



Mr. Jon Ricker
Chairman of the Board
Mass Megawatts Wind Power, Inc.
Post Office Box 60398
Worcester, Massachusetts  01606

Dear Jon:

This is to confirm that the client-auditor relationship between Mass Megawatts Wind Power, Inc. (Commission File No. 000-32465) and Pender Newkirk & Company, CPAs has ceased.

Yours truly,



Pender Newkirk & Company
Certified Public Accountants
Tampa, Florida